EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of LGBTQ Loyalty Holdings, Inc. (the “Company”) on Form 10-Q, for the fiscal quarter ended June 30, 2019, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Robert A. Blair, Chief Executive Officer of LGBTQ Loyalty Holdings, Inc., certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 14, 2019	By:	/s/ Robert A. Blair
Robert A. Blair Chief Executive Officer (Principal Executive Officer)